UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 15, 2008

Date of Report (Date of earliest event reported)

First Chester County Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-12870	23-2288763
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 North High Street, West Chester, Pennsylvania 19380

(Address of principal executive offices)

(484) 881-4000

(Registrant’s telephone number, including area code)

                                           ____

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ [ [ [

] Written communications pursuant to Rule 425 under the Securities Act

] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events

On December 15, 2008, a special meeting of the shareholders of American Home Bank, National Association (“AHB”) was held at the corporate offices of AHB, American Way Corporate Center, 3840 Hempland Road, Mountville, Pennsylvania at 7:00 p.m., local time. At the special meeting, the shareholders of AHB approved the Agreement and Plan of Merger, dated as of September 18, 2008, by and among First Chester County Corporation (“FCCC”), First National Bank of Chester County, the wholly-owned subsidiary of FCCC (“FNB”), and AHB, as amended pursuant to the Amendment to Agreement and Plan of Merger, dated as of October 14, 2008, (the “Merger Agreement”). Subject to satisfaction or waiver of the remaining conditions to closing, the parties expect to complete the merger of AHB into FNB effective December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2008	FIRST CHESTER COUNTY CORPORATION

By: Name: Title:	/s/ John Balzarini John Balzarini Chief Financial Officer